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ABSC Home Equity Loan Trust, Series NC 2005-HE8 - Stack Price/Yield

Settle	10/28/2005		10/28/2005
First Payment	11/25/2005		11/25/2005
** Use Term Sheet Pricing Speed **

Prepay	100 PricingSpeed	100 PricingSpeed	100 PricingSpeed	100 PricingSpeed
Rates	Forward Libor	Forward Libor	Forward Libor	Forward Libor
Shock (bps)	0	0	200	200
Loss Severity	40%	70%	40%	70%
Servicer Advances	100%	100%	100%	100%
Liquidation Lag	12	12	12	12
Triggers	FAIL	FAIL	FAIL	FAIL
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)

M1
Default (CDR)	31.4 CDR	14.9 CDR	30 CDR	14 CDR
WAL for Princ Pmts	6.17	8.20	6.31	8.33
Gross Principal Writedown	0.89%	0.98%	1.32%	1.24%
Total Collat Loss (Call Sensitive)	22.46%	23.72%	21.86%	22.63%

M2
Default (CDR)	24.6 CDR	12.2 CDR	23.1 CDR	11.3 CDR
WAL for Princ Pmts	6.85	8.57	7.02	8.72
Gross Principal Writedown	1.07%	0.27%	1.15%	0.12%
Total Collat Loss (Call Sensitive)	19.29%	20.33%	18.51%	19.14%

Prepay	50 PricingSpeed	50 PricingSpeed	50 PricingSpeed	50 PricingSpeed
Rates	Forward Libor	Forward Libor	Forward Libor	Forward Libor
Shock (bps)	0	0	200	200
Loss Severity	40%	70%	40%	70%
Servicer Advances	100%	100%	100%	100%
Liquidation Lag	12	12	12	12
Triggers	FAIL	FAIL	FAIL	FAIL
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)

M1
Default (CDR)	23.8 CDR	11.0 CDR	21.2 CDR	9.7 CDR
WAL for Princ Pmts	10.06	14.80	10.8	15.52
Gross Principal Writedown	1.13%	5.24%	1.18%	4.82%
Total Collat Loss (Call Sensitive)	25.71%	29.56%	24.40%	27.29%

M2
Default (CDR)	19.1 CDR	9.3 CDR	16.7 CDR	8.1 CDR
WAL for Princ Pmts	11.32	15.40	12.18	16.20
Gross Principal Writedown	1.36%	0.61%	1.38%	2.44%
Total Collat Loss (Call Sensitive)	23.16%	26.47%	21.63%	24.11%

Prepay	75 PricingSpeed	75 PricingSpeed	75 PricingSpeed	75 PricingSpeed
Rates	Forward Libor	Forward Libor	Forward Libor	Forward Libor
Shock (bps)	0	0	200	200
Loss Severity	40%	70%	40%	70%
Servicer Advances	100%	100%	100%	100%
Liquidation Lag	12	12	12	12
Triggers	FAIL	FAIL	FAIL	FAIL
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)

M1
Default (CDR)	27.3 CDR	12.7 CDR	25.2 CDR	11.5 CDR
WAL for Princ Pmts	7.82	10.93	8.18	11.25
Gross Principal Writedown	0.20%	0.88%	0.97%	0.04%
Total Collat Loss (Call Sensitive)	23.70%	25.86%	22.71%	24.11%

M2
Default (CDR)	21.6 CDR	10.6 CDR	19.5 CDR	9.5 CDR
WAL for Princ Pmts	8.78	11.52	9.20	11.93
Gross Principal Writedown	1.59%	2.61%	1.40%	4.94%
Total Collat Loss (Call Sensitive)	20.81%	22.70%	19.59%	20.93%

Prepay	125 PricingSpeed	125 PricingSpeed	125 PricingSpeed	125 PricingSpeed
Rates	Forward Libor	Forward Libor	Forward Libor	Forward Libor
Shock (bps)	0	0	200	200
Loss Severity	40%	70%	40%	70%
Servicer Advances	100%	100%	100%	100%
Liquidation Lag	12	12	12	12
Triggers	FAIL	FAIL	FAIL	FAIL
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)

M1
Default (CDR)	34.4 CDR	16.5 CDR	33.5 CDR	15.8 CDR
WAL for Princ Pmts	5.31	6.95	5.37	7.01
Gross Principal Writedown	0.76%	1.24%	1.00%	1.89%
Total Collat Loss (Call Sensitive)	21.77%	22.58%	21.41%	21.83%

M2
Default (CDR)	26.8 CDR	13.4 CDR	25.7 CDR	12.7 CDR
WAL for Princ Pmts	5.88	7.29	5.96	7.37
Gross Principal Writedown	0.57%	1.21%	0.48%	2.37%
Total Collat Loss (Call Sensitive)	18.45%	19.14%	17.92%	18.32%